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                                                                  CONFORMED COPY


                                AMENDMENT NO. 12
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT


       AMENDMENT No. 12 dated as of November 1, 2000 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

                                   WITNESSETH:

       WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

       WHEREAS, the Company and the Banks wish to amend the Credit Agreement as set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definition; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 12 Effective Date (as defined in Section 9 below) refer to the Credit Agreement as amended hereby.

       SECTION 2. Amendments to the Definitions. (a) Section 1.01 of the Credit Agreement is amended by adding therein the following definitions in alphabetical order:

       "AMENDMENT NO. 12 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 12 to this Agreement.


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       "ATI" means Atlantic Technologies LLC, an Alabama limited liability company, and its successors.

       "ATI ACQUISITION" means the acquisition by MDAT of substantially all of the assets of ATI on the terms and conditions set forth in the ATI Asset Purchase Agreement.

       "ATI ACQUISITION DATE" means the date of consummation of the ATI Acquisition.

       "ATI ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of October 6, 2000 among ATI, Atlantic Photogrammetric Technologies, L.P., an Alabama limited partnership (collectively, the "VENDORS") and MDAT (the "PURCHASER") distributed to the Banks prior to the Amendment No. 12 Effective Date.

       "MDAT" means MD Atlantic Technologies, Inc., a Delaware corporation, and its successors.

       "ORBCOMM" means, collectively, OCC, ORBCOMM Global and ORBCOMM Global Capital Corp.

       "ORBCOMM WRITE-DOWN" means, collectively, non-recurring write-downs not in excess of $125,500,000 in the aggregate relating to the Company's Investment in ORBCOMM and ORBCOMM-related balance sheet items.

       (b) The following definitions set forth in Section 1.01 of the Credit Agreement are amended to read in their entirety as follows:

       "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, without duplication, the aggregate amount of (i) consolidated interest expense, (ii) income tax expense, (iii) depreciation, amortization and other similar non-cash charges, (iv) one-time accounting charges resulting in adjustments to earnings for each of the fiscal quarters of the fiscal year ended December 31, 1998, up to an aggregate amount equal to $35,600,000, (v) write-offs with respect to the investment made by the Company in CCI International N.V. for any fiscal quarter ended prior to December 31, 1999, up to an aggregate amount equal to $21,400,000, (vi) solely for any period ended on or prior to February 22, 2000, Excluded Charges, up to an aggregate amount equal to $5,000,000, (vii) solely for the fiscal quarter ended June 30, 2000, non-cash charges with respect to the settlement of shareholder litigation in an aggregate amount not to exceed $11,500,000 and (viii) the ORBCOMM Write-down.


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       "CONSOLIDATED LOSS RATIO" means, for any calendar month, the percentage equivalent of a fraction (i) the numerator of which is the gross credit write offs of Receivables by all the Borrowers during such month, other than gross credit write offs included in the ORBCOMM Write-down not to exceed $71,600,000 and (ii) the denominator of which is the amount of Receivables of all the Borrowers outstanding at the end of such month.

       "CONSOLIDATED NET WORTH" means, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as of such date plus the amount by which such consolidated stockholders' equity shall have been reduced by reason of the ORBCOMM Write-down.

       "EARNINGS AVAILABLE FOR FIXED CHARGES" means, for any period, Consolidated Net Income for such period (excluding therefrom (i) any extraordinary items of gain or loss, (ii) any gain or loss of any other Person accounted for pursuant to the equity method, except in the case of gain to the extent of cash distributions received from such Person during the relevant period), plus the extent of aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) interest and rental expense, (ii) income taxes, (iii) write-offs with respect to the investment made by the Company in CCI International N.V. for any fiscal quarter ended prior to December 31, 1999, up to an aggregate amount equal to $21,400,000, (iv) Excluded Charges, up to an aggregate amount equal to $5,000,000, (v) one-time accounting charges resulting in adjustments to earnings for each of the fiscal quarters of the fiscal year ended December 31, 1998, up to an aggregate amount equal to $35,600,000, (vi) non-cash asset impairment charges incurred on or prior to December 31, 1999 up to an aggregate amount equal to $17,027,000, non-cash write-downs up to an aggregate amount equal to $14,820,000 incurred on or prior to December 31, 1999 and other non-cash charges similar to depreciation and amortization (but not including depreciation or amortization), (vii) solely for the fiscal quarter ended June 30, 2000, non-cash charges with respect to the settlement of shareholder litigation in an aggregate amount not to exceed $11,500,000 and (viii) the ORBCOMM Write-down.

       SECTION 3. Amendments of the Information Covenant. (a) Section 5.01(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

                     (x) no later than November 22, 2000, a statement of
              projected domestic cash flows of the Company and its Consolidated Subsidiaries for each month in the six month period from and including December 2000 to and including May 2001 and (y) no later than the 22nd day after the end of each calendar month (starting December 2000 and ending December 2001) a statement



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              of projected domestic cash flows of the Company and its
              Consolidated Subsidiaries for each month in the immediately succeeding six month period setting forth in each case (a) at least the financial information set forth in the projected statement of domestic cash flows of the Company and its Consolidated Subsidiaries for the fourth fiscal quarter of the fiscal year 2000, a copy of which has been delivered to the Banks prior to the Amendment No. 12 Effective Date, (b) accounts receivable at the last day of the most recently ended calendar month, (c) available domestic cash on hand and amounts available for borrowing under this Agreement at the last day of the most recently ended calendar month, and (d) the actual domestic cash flows of the Company and its Consolidated Subsidiaries for the most recently ended calendar month setting forth operating cash flow as a single line item and cash flows from financing and investing activities as separate line items;

       (b) Section 5.01 of the Credit Agreement is further amended by (i) deleting the word "and" at the end of clause (k) thereof, (ii) redesignating clause (l) thereof as clause (m) and (iii) adding the following new clause (l) immediately after clause (k):

                     (l) simultaneously with the delivery of each set of
              financial statements referred to in clauses 5.01(a) and 5.01(b) above in respect of a fiscal period ending on or prior to December 31, 2001, a reconciliation of financial results for the fiscal quarter ended at the date of such financial statements to the projected financial results for such fiscal quarter delivered pursuant to Section 5.22, specifying for each of the Company and MDA (i) consolidated cash flows and consolidated income, detailing separately revenues, gross profit, operating income, interest expense, income tax, depreciation, amortization and non-cash charges for each such fiscal quarter and (ii) summary financial information with respect to each division of the Company and its Subsidiaries; provided that such summary information (x) will detail separately revenues, gross profit, and operating income with respect to each such division and (y) will be in such detail as shall be necessary in order to permit a reconciliation of such information with the information set forth in the projected statements of income delivered by the Company pursuant to Section 5.22; and

       SECTION 4. Amendment of the Investments Covenant to Permit the ATI Acquisition. Section 5.07 of the Credit Agreement is amended by (i) deleting the word "and" immediately following clause (x) in the last paragraph thereof,
(ii)



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adding the word "; and" immediately following clause (y) in the last paragraph thereof and (iii) inserting the following new clause immediately following clause (y) of the last paragraph thereof:

                     (z) on and after the Amendment No. 12 Effective Date, the
              Company will not and will not permit any Subsidiary to, consummate any acquisition of any other Person or all of the components of an entire line of business or division of any other Person (whether by purchase of stock or assets, by merger, consolidation or otherwise) without the prior written consent of the Required Banks, other than the DataQuick Acquisition, the Cooler Acquisition and the ATI Acquisition.

       SECTION 5. Change in the Additional Financial Information Covenant.
Section 5.22 of the Credit Agreement is hereby amended to read in its entirety as follows:

                     The Company will deliver to each of the Banks, on or prior to November 15, 2000 (i) quarterly projected financial statements for the Company and its Consolidated Subsidiaries for each of the five fiscal quarters ending December 31, 2001, and annual projected financial statements for the Company and its Consolidated Subsidiaries for each of the three fiscal years ending December 31, 2004, including the consolidated income statements, consolidated balance sheets, and consolidated cash flows for each such fiscal quarter or year and (ii) summary financial information with respect to each division of the Company and its Subsidiaries; provided that such summary information (x) will include in any event revenues, gross profit, operating income, selling, general and administrative expenses and capital expenditures with respect to each such division and (y) will be in such detail as shall be necessary in order to permit a reconciliation of such information with the information set forth in the projected statements of income, balance sheets and cash flows delivered by the Company pursuant to clause (i).

       SECTION 6. Change in the Events of Default. Sections 6.01 of the Credit Agreement is amended by (i) adding the words "(other than ORBCOMM)" immediately after the words "the Company or any Subsidiary" in clauses (h) and (i) thereof and (ii) adding the words "(other than ORBCOMM)" immediately after the words "Company and/or any of its Subsidiaries" in clause (k) thereof.

       SECTION 7. Representations and Warranties. The Company represents and warrants that the representations and warranties set forth in Section 4.06(c),



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except for developments relating to ORBCOMM as previously disclosed to the
Banks, and Section 4.12 of the Credit Agreement are true and correct on and as of the Amendment No. 12 Effective Date except that, in the case of Section 4.12, such representation and warranty shall not apply to the original financial statements for the fiscal years ended December 31, 1997, 1998 and 1999 delivered by the Company to the Banks pursuant to the Credit Agreement (but with respect to financial statements for such fiscal years, shall apply to the restated financial statements for such fiscal years delivered by the Company to the Banks on or about April, 2000).

       SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 9. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "AMENDMENT NO. 12 EFFECTIVE DATE") on which the following conditions shall have been satisfied:

              (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

              (ii) the fact that the Fairchild Sale shall have been consummated and proceeds of the Fairchild Sale shall have been applied in accordance with Section 2.10 of the Credit Agreement;

              (iii) receipt by the Administrative Agent of an amendment fee for the account of each Bank from which the Administrative Agent shall have received a signed counterpart hereof (or satisfactory confirmation of its signing a counterpart hereof) not later than the date of satisfaction of the condition in clause (i) in an amount equal to 20 basis points of such Bank's Commitment; and

              (iv) payment in full of all expenses payable by the Company pursuant to Section 10.03 of the Credit Agreement with respect to which the Company shall have received invoices prior to October 30, 2000.


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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     ORBITAL SCIENCES CORPORATION

                                     By /s/ Kenneth H. Sunshine
                                        ----------------------------------------
                                     Title: Senior Vice President and Treasurer


                                     MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK

                                     By /s/ Renee Toft
                                        ----------------------------------------
                                     Title: Vice President


                                     THE BANK OF NOVA SCOTIA


                                     By /s/ Todd S. Meller
                                        ----------------------------------------
                                     Title: Managing Director


                                     BANK OF AMERICA, N.A., f/k/a
                                      NATIONSBANK, N.A.

                                     By /s/ Michael J. Landini
                                        ----------------------------------------
                                     Title: Senior Vice President


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                                     FIRST UNION COMMERCIAL CORPORATION


                                     By /s/ Scott Santa Cruz
                                        ----------------------------------------
                                     Title: Vice President


                                     DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLAND BRANCHES


                                     By /s/ Marguerite Sutton
                                        ----------------------------------------
                                     Title: Vice President


                                     By /s/ Paddy Dowling
                                        ----------------------------------------
                                     Title: Vice President


                                     KEYBANK NATIONAL ASSOCIATION


                                     By /s/ Marianne T. Meil
                                        ----------------------------------------
                                     Title: Vice President


                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By /s/ John R. Blasi
                                        ----------------------------------------
                                     Title: Vice President


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                                     WACHOVIA BANK, N.A.



                                     By /s/ Roberts A. Bass
                                        ----------------------------------------
                                     Title: Senior Vice President


                                     CHEVY CHASE BANK


                                     By /s/ Gill Waller
                                        ----------------------------------------
                                     Title: Vice President


                                     MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Administrative Agent and as Collateral Agent

                                     By /s/ Renee Toft
                                        ----------------------------------------
                                     Title: Vice President


Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By /s/ Kenneth H. Sunshine
   ---------------------------------------------
Title: Senior Vice President and Treasurer


ORBITAL SPACE SYSTEMS, INC.


By /s/ Kenneth H. Sunshine
   ---------------------------------------------
Title: Senior Vice President and Treasurer


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ORBITAL COMMERCIAL SYSTEMS, INC.


By /s/ Kenneth H. Sunshine
   ---------------------------------------------
Title: Senior Vice President and Treasurer


ORBITAL INTERNATIONAL, INC.


By /s/ Kenneth H. Sunshine
   ---------------------------------------------
Title: Senior Vice President and Treasurer


ORBITAL SERVICES CORPORATION


By /s/ Kenneth H. Sunshine
   ---------------------------------------------
Title: Senior Vice President and Treasurer


ORBITAL NAVIGATION CORPORATION


By /s/ David W. Thompson
   ---------------------------------------------
   Title:  President


ORBLINK LLC


By /s/ Kenneth H. Sunshine
   ---------------------------------------------
Title: Senior Vice President and Treasurer


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